Exhibit 10(aa)
POTASH CORPORATION OF SASKATCHEWAN INC.
AMENDMENT NO. 2 TO THE
PCS SUPPLEMENTAL RETIREMENT PLAN FOR U.S. EXECUTIVES
     The PCS Supplemental Retirement Plan for U.S. Executives, effective as of January 1, 1999 (the “Plan”), as heretofore amended, is hereby further amended effective as specified herein as follows:
1.	Section 4.2(a) of the Plan is hereby amended in its entirety to read as follows:
“(a)	is the monthly benefit that the Participant would have accrued under the Pension Plan had the monthly benefit been determined without regard to Code sections 401(a)(17) and 415; provided, however, that the accrued benefit attributable to service credited on and after July 1, 2009 shall be determined without regard to any bonus amounts paid or payable to the Executive for any calendar year under the Corporation’s annual short-term incentive plan to the extent that such amounts in the aggregate exceed the Executive’s annual base pay on which such bonus amounts were based.”
2.	In all other respects the Plan remains unchanged.

EXECUTED on this 23 day of February, 2009.

POTASH CORPORATION OF SASKATCHEWAN INC.
/s/ Barbara Jane Irwin
By:	/s/ John W. Estey